SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                      FORM 8-K/A
                                Amendment No. 1

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934

                  Date of Report (Date of earliest event reported):
                                     June 30, 2000


                           HOME PROPERTIES OF NEW YORK, INC.
                (Exact name of Registrant as specified in its Charter)


MARYLAND                         1-13136                         16-1455126
(State or other jurisdiction (Commission file number)       (I.R.S. Employer
of incorporation or organization                            Identification
Number)


                                  850 CLINTON SQUARE
                               ROCHESTER, NEW YORK 14604
                       (Address of principal executive offices)


      Registrant's telephone number, including area code: (716) 546-4900







                                    Not applicable
             (Former name or former address, if changed since last report)

                           HOME PROPERTIES OF NEW YORK, INC.

                              AMENDMENT NO. 1 TO
                                    CURRENT REPORT
                                     ON FORM 8-K/A


Home Properties of New York, Inc. hereby amends items 2, 5 and 7 of its Current Report on Form 8-K, which was filed on December 1, 2000, as set forth in the pages attached hereto:

Items 2 and 5.  Acquisition of Assets.

Financial Statements for the Old Friends Apartments, the Elmwood Terrace and Orleans Village purchased on February 1, 2000, June 30, 2000 and November 16, 2000, respectively, are presented in Item 7.

Item 7.  Financial Statements and Exhibits.

   a. Financial Statements of the real estate acquired:

          Audited statement of revenues and certain expenses of Old Friends Apartments for the year ended December 31, 1999.

          Audited statement of revenues and certain expenses of the Elmwood Terrace for the year ended December 31, 1999.

          Audited statement of revenues and certain expenses of Orleans Village for the year ended December 31, 1999.

   b. Pro Forma Financial Information:

          Pro forma condensed consolidated balance sheet of the Company as of September 30, 2000 and related notes (unaudited).

          Pro forma consolidated statement of operations of the Company for the nine months ended September 30, 2000 and for the year ended December 31, 1999 (unaudited).

          Notes to the pro forma consolidated statement of operations of the Company for the nine months ended September 30, 2000 and for the year ended December 31, 1999 (unaudited).

   c. Exhibit 23.0 -  Consent of PricewaterhouseCoopers, LLP

OLD FRIENDS APARTMENTS
STATEMENT OF REVENUES AND
CERTAIN EXPENSES
DECEMBER 31, 1999


                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Home Properties of New York, Inc.


In our opinion, the accompanying statement of revenues and certain expenses, as defined in Note 1, presents fairly, in all material respects, the revenues and certain expenses, as defined in Note 1, of Old Friends Apartments for the year ended December 31, 1999 in conformity with accounting principles generally accepted in the United States of America. The statement of revenues and certain expenses is the responsibility of Old Friends Apartments' management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of the statement of revenues and certain expenses in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of Old Friends Apartments' revenues and expenses.




/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Rochester, NY


December 12, 2000

OLD FRIENDS APARTMENTS
STATEMENT OF REVENUES AND
CERTAIN EXPENSES
(IN THOUSANDS)




                                                       FOR THE PERIOD
                                              JANUARY 1, THROUGH SEPTEMBER 30,
                                                      2000 (UNAUDITED)                    For the Year Ended
                                                                                           DECEMBER 31, 1999
Revenues:
  Rental income                                     $291                                 $380
  Other income                                        19                                   25
                                                     310                                  405
Certain Expenses:
  Property operating and maintenance                 107                                  153
  Real estate taxes                                   29                                   38
                                                     136                                  191
Revenue in excess of certain expenses                174                                  214




THE ACCOMPANYING NOTE IS AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

OLD FRIENDS APARTMENTS
STATEMENT OF REVENUES AND
CERTAIN EXPENSES
DECEMBER 31, 1999


1.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS
    The accompanying statement of revenues and certain expenses includes the operations (see "Basis of Presentation" below) of Old Friends Apartments, one residential property owned by parties not related to Home Properties of New York, Inc. (the "Company").

    On February 1, 2000, the Company, through its subsidiary Home Properties of New York, L.P., acquired 100% of the real estate of Old Friends Apartments, 51 apartment units located in one community. The property is located in Baltimore, Maryland.

    The acquisition was funded through the assumption of a $2.4 million mortgage and receipt of $0.4 million in cash from the seller. The mortgage carries an interest rate of 6.73% and matures in August 2009.

BASIS OF PRESENTATION
    The accompanying financial statement has been prepared on the accrual basis of accounting, but is not representative of the actual operations of Old Friends Apartments for the period shown. As required by the Securities and Exchange Commission, Regulation S-X, Rule 3-14, certain expenses have been excluded which may not be comparable to the proposed future operations of Old Friends Apartments. Expenses excluded relate to property management fees, interest expense, depreciation and amortization expense and other expenses not directly related to the future operations of Old Friends Apartments. The Company is not aware of any material factors relating to Old Friends Apartments that would cause the reported financial information not to be necessarily indicative of future operating results.

REVENUE RECOGNITION
    Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year.

INTERIM UNAUDITED FINANCIAL STATEMENT
    The accompanying interim unaudited statement of revenues and certain expenses for the period from January 1 through September 30, 2000 has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission described above. The results of operations of such interim period are not necessarily indicative of the results for the full year.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ELMWOOD TERRACE APARTMENTS
STATEMENT OF REVENUES
AND EXPENSES
DECEMBER 31, 1999


                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Home Properties of New York, Inc.


In our opinion, the accompanying statement of revenues and certain expenses, as defined in Note 1, presents fairly, in all material respects, the revenues and certain expenses, as defined in Note 1, of Elmwood Terrace Apartments for the year ended December 31, 1999 in conformity with accounting principles generally accepted in the United States of America. The statement of revenues and certain expenses is the responsibility of Elmwood Terrace Apartments' management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of the statement of revenues and certain expenses in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of Elmwood Terrace Apartments' revenues and expenses.



/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Rochester, NY



December 13, 2000

ELMWOOD TERRACE APARTMENTS
STATEMENT OF REVENUES
AND EXPENSES
(IN THOUSANDS)




                                                       FOR THE PERIOD
                                              JANUARY 1, THROUGH SEPTEMBER 30,
                                                      2000 (UNAUDITED)                    For the Year Ended
                                                                                           DECEMBER 31, 1999
Revenues:
  Rental income                                   $2,648                               $3,298
  Other income                                        94                                  124
                                                   2,742                                3,422
Certain Expenses:
  Property operating and maintenance               1,130                                1,825
  Real estate taxes                                  172                                  222
                                                   1,302                                2,047
Revenue in excess of certain expenses             $1,440                               $1,375



The accompanying note is an integral part of this financial statement.

ELMWOOD TERRACE APARTMENTS
STATEMENT OF REVENUES
AND EXPENSES
DECEMBER 31, 1999


1.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS
    The accompanying statement of revenues and certain expenses includes the operations (see "Basis of Presentation" below) of Elmwood Terrace Apartments, one residential property owned by parties not related to Home Properties of New York, Inc. (the "Company").

    On June 30, 2000, the Company, through its subsidiary Home Properties of New York, L.P., acquired 100% of the real estate of Elmwood Terrace Apartments, 504 apartment units located in one community. The property is located in Frederick, Maryland.

    The acquisition was funded through the assumption of approximately $4.7 million in a mortgage, approximately $4 million in cash and the issuance of Operating Partnership Units in Home Properties of New York, L.P. valued at approximately $11.9 million. The mortgage carries an interest rate of 8.32% and matures in 2003.

BASIS OF PRESENTATION
    The accompanying financial statement has been prepared on the accrual basis of accounting, but is not representative of the actual operations of Elmwood Terrace Apartments for the period shown. As required by the Securities and Exchange Commission, Regulation S-X, Rule 3-14, certain expenses have been excluded which may not be comparable to the proposed future operations of Elmwood Terrace Apartments. Expenses excluded relate to property management fees, interest expense, depreciation and amortization expense and other expenses not directly related to the future operations of Elmwood Terrace Apartments. The Company is not aware of any material factors relating to Elmwood Terrace Apartments that would cause the reported financial information not to be necessarily indicative of future operating results.

REVENUE RECOGNITION
    Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year.

INTERIM UNAUDITED FINANCIAL STATEMENT
   The accompanying interim unaudited statement of revenues and certain expenses for the period from January 1 through September 30, 2000 has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission described above. The results of operations of such interim period are not necessarily indicative of the results for the full year.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ORLEANS VILLAGE
STATEMENT OF REVENUES AND
CERTAIN EXPENSES
DECEMBER 31, 1999


                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Home Properties of New York, Inc.


In our opinion, the accompanying statement of revenues and certain expenses, as defined in Note 1, presents fairly, in all material respects, the revenues and certain expenses, as defined in Note 1, of Orleans Village for the year ended December 31, 1999 in conformity with accounting principles generally accepted in the United States of America. The statement of revenues and certain expenses is the responsibility of Orleans Village's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of the statement of revenues and certain expenses in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepard for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of Orleans Village's revenues and expenses.



/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Rochester, NY



December 14, 2000

ORLEANS VILLAGE
STATEMENT OF REVENUES AND
CERTAIN EXPENSES
(IN THOUSANDS)





                                                       FOR THE PERIOD
                                              JANUARY 1, THROUGH SEPTEMBER 30,
                                                      2000 (UNAUDITED)                    For the Year Ended
                                                                                           DECEMBER 31, 1999
Revenues:
  Rental income                                   $6,792                               $8,622
  Other income                                       385                                  490
                                                   7,177                                9,112
Certain Expenses:
  Property operating and maintenance               2,427                                3,140
  Real estate taxes                                  383                                  500
                                                   2,810                                3,640
Revenue in excess of certain expenses             $4,367                               $5,472


The accompanying note is an integral part of this financial statement.

ORLEANS VILLAGE
STATEMENT OF REVENUES AND
CERTAIN EXPENSES
DECEMBER 31, 1999


1.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS
    The accompanying statement of revenues and certain expenses includes the operations (see "Basis of Presentation" below) of Orleans Village, one residential property owned and managed by parties not related to Home Properties of New York, Inc. (the "Company").

    On November 16, 2000, the Company, through its subsidiary Home Properties of New York, L.P., acquired 100% of the real estate of Orleans Village, 851 apartment units located in one community. The property is located in Alexandria, Virginia.

    The acquisition was funded through $67.4 million in cash.

BASIS OF PRESENTATION
    The accompanying financial statement has been prepared on the accrual basis of accounting, but is not representative of the actual operations of Orleans Village for the period shown. As required by the Securities and Exchange Commission, Regulation S-X, Rule 3-14, certain expenses have been excluded which may not be comparable to the proposed future operations of Orleans Village. Expenses excluded relate to property management fees, interest expense, depreciation and amortization expense and other expenses not directly related to the future operations of Orleans Village. The Company is not aware of any material factors relating to Orleans Village that would cause the reported financial information not to be necessarily indicative of future operating results.

REVENUE RECOGNITION
    Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year.

INTERIM UNAUDITED FINANCIAL STATEMENT
  The accompanying interim unaudited statement of revenues and certain expenses for the period from January 1 through September 30, 2000 has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission described above. The results of operations of such interim period are not necessarily indicative of the results for the full year.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                       HOME PROPERTIES OF NEW YORK, INC.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              SEPTEMBER 30, 2000
                           (Unaudited, In Thousands)

This unaudited pro forma Condensed Consolidated Balance Sheet is presented as if the Company had purchased the Blackhawk Apartments, the Figoni Portfolio and Orleans Village on September 30, 2000. This unaudited pro forma Condensed Consolidated Balance Sheet should be read in conjunction with the Statement of Revenues and Certain Expenses of the Orleans Village and notes thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the purchase of the Blackhawk Apartments, Figoni Portfolio and Orleans Village have been made.
                                              AS OF SEPTEMBER 30, 2000


                             Home
                             Properties        Blackhawk
                             of New York,      Apartments      Figoni             Orleans           ProForma         Company
                             Inc. (A)          (B)             Portfolio (B)      Village (B)       Adjust. (C)      Pro Forma
                             -----------       ----------      ------------       -----------       -----------      ----------
ASSETS
Real estate, net              $1,598,554        $2,569          $8,153             $5,949            $94,729(D)      $1,709,954
Cash and cash equivalents         46,816                                                             (46,816)                 -
Other assets                     130,160             -               -                  -                  -            130,160
                              ----------        -------         ------             -------           --------        ----------
Total Assets                  $1,775,530       $ 2,569         $8,153             $5,949             $47,913         $1,840,114
                              ==========        =======         ======             =======           ========        ==========
LIABILITIES
Mortgage notes payable          $765,803       $10,700         $8,100             $     -           $      -         $  784,603
Line of credit                         0                                                              45,784(E)          45,784
Other liabilities                 45,717                                                                                 45,717
                              ----------        -------         ------             -------           --------        ----------
Total Liabilities                811,520        10,700          8,100                    -            45,784            876,104
                              ----------        -------         ------             -------           --------        ----------
Minority interest                369,105             -              -                    -                 -            369,105
                              ----------        -------         ------             -------           --------        ----------

Preferred Stock, Series B         48,733                                                                                 48,733

STOCKHOLDERS' EQUITY
Preferred Stock, Series A         35,000                                                                                 35,000
Preferred Stock, Series C         59,500                                                                                 59,500
Preferred Stock, Series D         25,000                                                                                 25,000
Common stock                         212                                                                                    212
Additional paid-in capital       484,117                                                                                484,117
Accumulated deficit              (48,040)      ( 8,131)            53              5,949               2,129(F)         (48,040)
Officer and Director notes for
    stock purchases               (9,617)                                                                                (9,617)
                              ----------        -------         ------             -------           --------        ----------

Total stockholders' equity       546,172       ( 8,131)            53              5,949               2,129            546,172
                              ----------        -------         ------             -------           --------        ----------

Total liabilities and
   stockholders' equity       $1,775,530       $ 2,569         $8,153             $5,949            $ 47,913         $1,840,114
                              ==========        =======         ======             =======           ========         =========

                       HOME PROPERTIES OF NEW YORK, INC.
            NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              SEPTEMBER 30, 2000
                           (Unaudited, in Thousands)


(A) Reflects the Company's historical consolidated balance sheet as of September 30, 2000 as reported on Form 10-Q

       The Company's historical consolidated balance sheet includes the balance sheet of Old Friends Apartments (acquired February 1, 2000), Elmwood Terrace (acquired June 30, 2000), East Meadow (acquired August 1, 2000), Southbay Manor (acquired September 11, 2000), Hampton Court (acquired September 30, 2000) and Bayberry Apartments (acquired September 30,
       2000).  The acquisitions were recorded as follows:

                                                  Appliances &    Mortgages
                       Land       Building        Equipment       Assumed        Total (1)
                       ------     --------        ---------       ----------     -----------
Old Friends Apts.        $255      $1,744              $51        ($2,400)           $350
Elmwood Terrace         2,520      17,576              504         (4,700)        (15,900)(2)
East Meadow             2,250      13,000              150              -         (15,400)
Southbay Manor          1,098       1,841               61              -          (3,000)(3)
Hampton Court           1,274       4,544              182         (3,600)         (2,400)(4)
Bayberry Place          1,440       4,150              120         (2,500)         (3,210)(5)
                        -----      ------            -----        -------         --------
                       $8,837     $42,855           $1,068       ($13,200)       ($39,560)
                       ======      ======            =====        =======         ========

(1) Funded with excess cash and the Company's line of credit.
(2) Includes the issuance of 439,865 shares of operating units at a price of $27 and excess cash of $4,024.
(3) Includes the issuance of 52,004 shares of operating units at a price of $29.57 and excess cash of $1,462.
(4) Includes the issuance of 38,533 shares of operating units at a price of $28.50 and excess cash of $1,302.
(5) Includes the issuance of 109,444 shares of operating units at a price of $28.50 and excess cash of $91.

(B) Reflects the Blackhawk Apartments (acquired October 24, 2000), the Figoni Portfolio (acquired November 1, 2000) and Orleans Village (acquired November 16, 2000), historical balance sheets as of September 30, 2000 for the assets/liabilities acquired by the Company.

(C) The pro forma adjustments reflect the purchase of the Blackhawk Apartments, Figoni Portfolio and Orleans Village. The purchase price was allocated as follows:

                                                    Appliances
                          Land       Building       & Equipment    Total
                       ---------     ---------      -----------    -------
Blackhawk Apartments     $2,968       $14,161           $371       $17,500
Figoni Portfolio          4,290        21,781            429        26,500
Orleans Village           8,510        58,039            851        67,400
                         ------       -------          -----       -------
Total                   $15,768       $93,981         $1,651      $111,400
                         ======       =======          =====       =======

The appliances and equipment have an estimated useful life of ten years and the building has an estimated useful life of thirty-five years.

(A) Reflects the excess of the cash purchase price of $111,400 over the historical seller's cost basis of $16,671.

(B) Represents the draw down of the Company's line of credit to fund the acquisitions.

(F)  Represents the elimination of the seller's historical capital account.

                        HOME PROPERTIES OF NEW YORK, INC.
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
          (Unaudited, in Thousands, Except Share and Per Share Data)

The unaudited pro forma Consolidated Statement of Operations for the nine months ended September 30, 2000 and for the year ended December 31, 1999 is presented as if the acquisitions of the Old Friends Apartments, Elmwood Terrace, East Meadow, Southbay Manor, Hampton Court, Bayberry Apartments, Blackhawk Apartments, the Figoni Portfolio and Orleans Village had occurred on January 1, 1999. The unaudited pro forma Consolidated Statement of Operations should be read in conjunction with the Statements of Revenues Certain Expenses of the Old Friends Apartments, Elmwood Terrace and Orleans Village and notes thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the effects of the purchase of Old Friends Apartments, Elmwood Terrace, East Meadow, Southbay Manor, Hampton Court, Bayberry Apartments, Blackhawk Apartments, the Figoni Portfolio and Orleans Village have been made.

The unaudited pro forma Consolidated Statement of Operations for the nine months ended September 30, 2000 and for the year ended December 31, 1999 is not necessarily indicative of what the actual results of operations would have been assuming the transactions had occurred as of the beginning of the period presented, nor does it purport to represent the results of operations for future periods.

                                                                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                         Home
                         Properties of                                            Other
                         New York, Inc.                                           Acquired
                         Historical       Blackhawk     Figoni        Orleans     Properties   Pro Forma    Company Pro
                         (A)              Apartment(B)  Portfolio (B) Village (B)  (C)          Adjmnt.      Forma
                         -------------    ------------  ------------  --------    ----------   ---------    -----------
Revenues:
Rental Income              $218,039         $2,146        $2,870        $6,792      $4,590                   $234,437
Property other income         8,080             69            14           385         157                      8,705
Interest and Dividend
  Income                      6,035                                                                             6,035
Other income                    381                                                                               381
                            -------          -----         -----         -----       ------     ------        -------
Total revenues              232,535          2,215         2,884         7,177       4,747                    249,558
                            -------          -----         -----         -----       ------     ------        -------

Expenses:
Operating and
  maintenance                92,862          1,067         1,046         2,810       2,052                     99,837
General and
  administrative              9,799                                                               511 (D)      10,310
Interest                     41,522                                                             4,489 (E)      46,011
Depreciation and
  amortization               37,795                                                             2,892 (F)      40,687
                            -------          -----         -----         -----       ------     ------        -------

Total Expenses              181,978          1,067         1,046         2,810       2,052      7,892         196,845
                            -------          -----         -----         -----       ------     ------        -------

Income before gain on
  disposition of
  property
  and minority interest      50,557          1,148         1,838         4,367       2,695    ($7,892)         52,713
Loss on disposition of
   property                     417                                                                               417
                            -------          -----         -----         -----       -----     -------        -------

Income before minority
   interest                 $50,140         $1,148        $1,838        $4,367       2,695    ($7,892)         52,296
                            =======          =====         =====         =====       =====     =======
Minority interest of Unit holders                                                                              20,426
                                                                                                               ------
Net income before preferred dividends                                                                         $31,870
Preferred dividends                                                                                            (8,252)
                                                                                                               ------
Net income available for common
   shareholders                                                                                               $23,618
                                                                                                               ======
Net income per common share
           -basic                                                                                               $1.16
                                                                                                               ======
           -diluted                                                                                             $1.15
                                                                                                               ======
Weighted average number of
shares outstanding - basic                                                                                 20,412,401
                                                                                                           ==========
                   - diluted                                                                               20,539,312
                                                                                                           ==========

                        HOME PROPERTIES OF NEW YORK, INC.
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999
          (Unaudited, in Thousands, Except Share and Per Share Data)


                                                                     FOR THE YEAR ENDED DECEMBER 31, 1999

                           Home
                           Properties of                                           Other
                           New York, Inc.   Blackhawk     Figoni       Orleans     Acquired      Pro Forma     Company Pro
                           Historical  (A)  Apartment (B)  Portfolio   Village (B) Properties    Adjmnt.         Forma
                                                          (B)                      (C)
                           --------------   ------------  ----------   ----------  ----------    ---------     -----------
Revenues:
Rental Income                $217,591        $2,861       $3,826        $8,622      $7,876                      $240,776
Property other income           6,878            92           19           490         253                         7,732
Interest and Dividends          7,092                                                                              7,092
Other income                    2,902                                                                              2,902
                              -------        ------       ------        ------      ------       -------       ---------
Total revenues                234,463         2,953        3,845         9,112       8,129                       258,502
                              -------        ------       ------        ------      ------       -------       ---------

Expenses:
Operating and
 maintenance                   95,200         1,423        1,394         3,640       4,164                       105,821
General and administrative     10,696                                                                721 (D)      11,417
Interest                       39,558                                                              6,172 (E)      45,730
Depreciation and amort.        37,350                                                              4,181 (F)      41,531
Loss on available-for-sale
   Securities                   2,123                                                                              2,123
Non-recurring acquisition
   expenses                     6,225                                                                              6,225
                              -------        ------       ------        ------      ------       -------       ---------

Total Expenses                191,152         1,423        1,394         3,640       4,164        11,074         212,847
                              -------        ------       ------        ------      ------       -------       ---------

Income before gain on
  disposition of property,
 minority interest and
  extraordinary item           43,311         1,530        2,451         5,472       3,965       (11,074)         45,655
Gain on disposition of
   Property                       457                                                                                457
                              -------        ------       ------        ------      ------       -------       ---------

Income before minority
   interest and
extraordinary                 $43,768       $ 1,530       $2,451        $5,472      $3,965      ($11,074)         46,112
   item                       =======       =======       ======         =====      ======       =======

Minority interest                                                                                                 18,933
                                                                                                                  ------
Net income before extraordinary item                                                                              27,179
Extraordinary item                                                                                                  (103)
                                                                                                                  ------
Net income before preferred dividends                                                                             27,076
Preferred dividends                                                                                               (1,153)
                                                                                                                  ------
Net income available for common
   shareholders                                                                                                  $25,923
                                                                                                                  ======
Net income available for common
  shareholders - Basic                                                                                             $1.39
                                                                                                                    ----
               - Diluted                                                                                           $1.38
                                                                                                                    ----
Weighted average number of
  shares outstanding - basic                                                                                  18,697,731
                                                                                                              ==========
                     - diluted                                                                                18,800,907
                                                                                                              ==========

                       HOME PROPERTIES OF NEW YORK, INC.
            NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000 AND
                     FOR THE YEAR ENDED DECEMBER 31, 1999
                           (Unaudited, in Thousands)

(A)Reflects the historical unaudited consolidated statement of operations for the Company for the nine months ended September 30, 2000 and the historical consolidated statement of operations for the Company for the year ended December 31, 1999.

(B)Reflects the historical revenues and certain expenses of Blackhawk Apartments, Figoni Portfolio and Orleans Village which were not owned by the Company for the year ended December 31, 1999 and for the period prior to their acquisition in 2000.

(C)Reflects the combined historical revenues and certain expenses of the Old Friends Apartments, Elmwood Terrace, East Meadow Apartments, Southbay Manor Apartments, Bayberry Place Apartments and Hampton Court Apartments which were not owned by the Company for the year ended December 31, 1999 and for the period prior to their acquisition in 2000.

(D) Reflects additional general and administrative expenses.

(E)Reflects the increase in interest related to debt assumed to finance the acquisitions. The interest is calculated as follows:


                                                                            INTEREST
Amortizing mortgage:                            PRINCIPAL BALANCE     12 MOS.           9 MOS.
                                                ------------------    -------           --------
Old Friends at 6.73% (for the period
       1/1/00-2/1/00)                          $2,400                  $162                $14
Elmwood Terrace at 8.32% (for the period
       1/1/00-6/30/00)                          4,700                   391                198
Hampton Court at 8.88% (for
        the period 1/1/00-9/30/00)              3,600                   320                243
Bayberry Apartments at 9.75%
    for the period 1/1/00 - 9/30/00)            2,500                   244                186
Blackhawk at 7.65% (for the period
   1/1/00-10/24/00)                            10,700                   819                623
Figoni at 8.21% (for the period
       1/1/00-11/1/00)                          8,100                   665                506
Orleans Village at 7.80% Line of Credit
       (for the period 1/1/00-11/16/00)        45,784                 3,571              2,719
                                               ------                 -----              -----
                                              $77,784                $6,172             $4,489
                                               ======                 =====              =====

The historical consolidated statement of operations for the Company for the year ended December 31, 1999 needs twelve months worth of interest on each loan associated with the acquisition.

(F) Reflects  depreciation and amortization related to the acquisition.   See
    Note C under Notes to Pro Forma Condensed Consolidated Balance Sheet for further information on useful lives of these assets.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           HOME PROPERTIES OF NEW YORK, INC.
                                 (Registrant)

                           Date: January 15, 2001


                           By:     /S/ DAVID P. GARDNER
                           ----------------------------
                                 David P. Gardner
                                 Senior Vice President
                                 Chief Financial Officer


                           Date:  January 15, 2001


                           By:     /S/ DAVID P. GARDNER
                           ----------------------------
                                 David P. Gardner
                                 Senior Vice President
                                 Chief Financial Officer

                           HOME PROPERTIES OF NEW YORK, INC.

                                     EXHIBIT INDEX




Exhibit 23.0 - Consent of PricewaterhouseCoopers, LLP